Exhibit 10.1

AMENDMENT TO PROMISSORY NOTE AND LOAN AGREEMENT

THIS AMENDMENT TO PROMISSORY NOTE AND LOAN AGREEMENT (this “Amendment”) is made as of March 31, 2024, by and among ROANOKE GAS COMPANY, a Virginia corporation (the “Borrower”), RGC RESOURCES, INC., a Virginia corporation (the “Guarantor”), and PINNACLE BANK, a Tennessee bank (the “Lender”).

RECITALS

A.         Lender and Borrower entered into that certain Amended and Restated Loan Agreement dated as of March 24, 2023 (as modified or amended from time to time, the “Loan Agreement”), setting forth the terms and conditions of the Loan. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

B.         Under the terms of the Loan Agreement, Lender agreed to make multiple extensions of credit (collectively, the “Loans”), including a Revolving Loan evidenced by that certain Promissory Note (Revolving Loan) dated as of March 24, 2023 made by Borrower payable to the order of Lender in the original principal amount of up to Twenty-Five Million and No/100 Dollars ($25,000,000.00) (as modified, amended, renewed, restated or replaced from time to time, the “Revolving Note”).

C.         To guaranty the Borrower’s payment and performance obligations under the Notes (including the Revolving Note) and Loan Agreement, Guarantor executed that certain Amended and Restated Guaranty Agreement dated as of March 24, 2023 (as modified or amended from time to time, the “Guaranty Agreement”, taken together collectively with the Notes, Loan Agreement and any and all other Loan Documents executed by Borrower and/or Guarantor in connection with the Loans, as modified or amended from time to time, the “Loan Documents”).

D.         Lender, Borrower and Guarantor mutually desire to modify and amend the provisions of the Revolving Note and Loan Agreement in the manner hereinafter set out, it being specifically understood that, except as herein modified and amended, the terms and provisions of the Revolving Note and Loan Agreement shall remain unchanged and continue in full force and effect as therein written.

AGREEMENT

NOW, THEREFORE, effective as of the date first written above, Lender, Borrower and Guarantor, in consideration of Lender’s continued extension of credit and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the foregoing, hereby agree that the Revolving Note and Loan Agreement shall be, and the same hereby are, modified and amended as follows:

A.         Conditions Precedent to Effectiveness of Modification. This Amendment shall not be effective unless each of the following conditions shall have been satisfied in Lender’s sole discretion or waived by Lender, for whose sole benefit such conditions exist: (a) Borrower shall have executed and delivered this Amendment to Lender; (b) Lender shall have executed this Amendment; and (c) Borrower shall have paid to Lender all fees due and payable in connection with this Amendment, including, without limitation, all administrative expenses, legal fees (including attorneys’ fees), and/or out-of-pocket expenses.

B.         Modifications. Upon satisfaction of the foregoing conditions precedent, the Revolving Note and Loan Agreement shall be, without further act or deed, modified and amended as follows:

1.         The maturity date of the Revolving Note is hereby extended by deleting the text “March 31, 2024” where it appears in Section 5 of the Revolving Note and replacing such text with “March 31, 2025”.

2.         The Loan Agreement is hereby modified by deleting the second sentence of Section 2.02 thereof and replacing such sentence with the following text:

Advances of principal under the Revolving Loan and Revolving Note and the maximum principal balance thereunder shall not exceed (a) $15,000,000.00 from April 1, 2024 until and including June 30, 2024, (b) $20,000,000.00 from July 1, 2024 until and including September 30, 2024, (c) $25,000,000.00 from October 1, 2024 until and including February 28, 2025, and (d) $15,000,000.00 from March 1, 2025 until the Maturity Date.

C.         Representations and Warranties. Borrower hereby represents and warrants that no Event of Default (as defined in the Loan Documents) has occurred and is continuing or would exist with notice or the lapse of time or both, under any of the Loan Documents, and that all representations and warranties herein and in the other Loan Documents are true and correct in all material respects.

D.         Integration. The undersigned parties mutually agree that this Amendment shall become a part of the Revolving Note and Loan Agreement by reference and that nothing herein contained shall impair the security now held for said indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Revolving Note and/or Loan Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Revolving Note and/or Loan Agreement, each as hereby amended. Furthermore, Lender does hereby reserve all rights and remedies it may have against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Revolving Note, as hereby amended, in addition to any other rights and remedies Lender may have under the Loan Agreement or any of the other Loan Documents.

E.         Ratification. Borrower promises and agrees to pay and perform all of the requirements, conditions and obligations under the terms of the Notes, Loan Agreement and other Loan Documents, each as may have been hereby modified and amended, said documents being hereby ratified and affirmed. Borrower expressly agrees that the Notes (including the Revolving Note), Loan Agreement and other Loan Documents are in full force and effect and that Borrower has no right to setoff, counterclaim or defense to the payment thereof. Any reference contained in the Loan Documents to the Revolving Note and/or Loan Agreement shall hereinafter be deemed to be a reference to such document as amended hereby.

F.         Guarantor Joinder. Guarantor joins in the execution of this Amendment as evidence of its knowledge of the provisions hereof and its consent to the modifications herein made. Guarantor does hereby confirm, ratify and reaffirm the obligations contained in its Guaranty Agreement, including with respect to the amendments contemplated hereby. Guarantor does further confirm that it has no right of set-off, counterclaim or defense to the obligations contained in the Guaranty Agreement. Any and all references in each Guaranty Agreement to any Loan Document shall hereinafter be deemed to be a reference to such document as amended hereby.

G.       Fees and Expenses. This Amendment shall be closed without cost to Lender and all expenses incurred in connection with this closing (including, without limitation, all attorneys’ fees) are to be paid by Borrower. Lender is not providing legal advice or services to Borrower.

H.         Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to principles of conflict of laws.

I.           Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.

J.          Allonge. This Amendment shall be attached to the Note as an allonge and shall become a part thereof as fully as if set forth therein.

K.       Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.

[SIGNATURE PAGES FOLLOW]

AMENDMENT TO PROMISSORY NOTE

AND LOAN AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this Amendment has been executed under seal by the parties hereto and delivered on the date and year first above written.

BORROWER:

ROANOKE GAS COMPANY, a Virginia corporation

By:	/s/ Paul W. Nester	(SEAL)
Paul W. Nester,
President and CEO

and

By:	/s/ Timothy J. Mulvaney	(SEAL)
Timothy J. Mulvaney,
Vice President, CFO and Treasurer

GUARANTOR:

RGC RESOURCES, INC., a Virginia corporation

By:	/s/ Paul W. Nester	(SEAL)
Paul W. Nester,
President and CEO

and

By:	/s/ Timothy J. Mulvaney	(SEAL)
Timothy J. Mulvaney,
Vice President, CFO and Treasurer

AMENDMENT TO PROMISSORY NOTE

AND LOAN AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this Amendment has been executed under seal by the parties hereto and delivered on the date and year first above written.

LENDER:

PINNACLE BANK, a Tennessee bank

By:	/s/ Jonathan R. Richardson	(SEAL)
Name:	Jonathan R. Richardson
Title:	Senior Vice President

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